Exhibit 99.1
--------------------------------------------------------------------------------

CASE NAME:        INFORMATION MANAGEMENT ASSOCIATES, INC.

--------------------------------------------------------------------------------

CASE NUMBER:      00-33268                                      ACCRUAL BASIS

--------------------------------------------------------------------------------

JUDGE:            Lorraine Murphy Weil

--------------------------------------------------------------------------------



                         UNITED STATES BANKRUPTCY COURT

                             DISTRICT OF CONNECTICUT

                               NEW HAVEN DIVISION

                            MONTHLY OPERATING REP0RT

                          MONTH ENDING - FEBRUARY, 2001



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY), IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:



                                                   Chief Operating Officer and
/s/ Michael P. McGroarty                           General Counsel
----------------------------------------           -----------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                        TITLE

Michael P. McGroarty                                April 10, 2001
----------------------------------------           -----------------------------
   PRINTED NAME OF RESPONSIBLE PARTY                           DATE



PREPARER:


                                                   Senior Vice President-
/s/ Sheldon A. Paul                                Finance and Administration
----------------------------------------           -----------------------------
    ORIGINAL SIGNATURE OF PREPARER                             TITLE

Sheldon A. Paul                                    April 10, 2001
----------------------------------------           -----------------------------
       PRINTED NAME OF PREPARER                                DATE

NAME :      INFORMATION MANAGEMENT ASSOCIATES, INC.
            CASE NUMBER :00-33268


            COMPARATIVE BALANCE SHEET
                                                             Schedule
                                                              Amount
            ASSETS                                         July 24, 2000   December 31, 2000   January 31, 2001   February 28, 2001
                                                           -------------   -----------------   ----------------   -----------------
          1 UNRESTRICTED CASH                              $     745,751       $     358,347      $   2,354,589       $   2,806,289
          2 RESTRICTED CASH                                      414,160             268,738            207,001             207,001
                                                           -------------       -------------      -------------       -------------
          3   TOTAL CASH                                       1,159,911             627,085          2,561,590           3,013,290
          4 ACCOUNTS RECEIVABLE (NET)                            659,117           1,297,534            949,075             841,469
          5 INVENTORY                                             44,647              32,327             32,327              32,327
          6 NOTES RECEIVABLE                                           -                   -                  -                   -
          7 PREPAID EXPENSES                                     362,117             277,189            294,327             255,819
          8 OTHER                                              9,645,433           9,745,346          9,600,645           9,525,821
                                                           -------------       -------------      -------------       -------------
          9   TOTAL CURRENT ASSETS                            11,871,224          11,979,481         13,437,964          13,668,726
                                                           -------------       -------------      -------------       -------------
         10 PROPERTY, PLANT & EQUIPMENT                       10,084,459           6,404,370          5,743,968           5,746,978
         11 LESS: ACCUMLATED DEPRECIATION                     (8,463,070)         (5,311,598)        (4,714,505)         (4,779,426)
                                                           -------------       -------------      -------------       -------------
         12   NET PROPERTY, PLANT & EQUIPMENT                  1,621,389           1,092,772          1,029,463             967,552
         13 DUE FROM INSIDERS
         14 OTHER ASSETS-NET OF AMORTIZATION                   2,520,898           2,376,294          2,349,202           2,319,942
         15 OTHER                                                182,666             121,033             85,934              70,678
                                                           -------------       -------------      -------------       -------------
         16   TOTAL ASSETS                                 $  16,196,176       $  15,569,580      $  16,902,563       $  17,026,898
                                                           =============       =============      =============       =============

            LIABILITIES & STOCKHOLDERS' EQUITY
            POSTPETITION LIABILITIES
         17 ACCOUNTS PAYABLE                               $         -         $     188,865      $     239,875       $     270,154
         18 TAXES PAYABLE                                         (7,448)             23,496             44,830              64,278
         19 NOTES PAYABLE                                            -                   -                  -                   -
         20 PROFESSIONAL FEES                                        -                   -                  -                   -
         21 SECURED DEBT                                             -                   -                  -                   -
            DEFERRED  REVENUES                                 3,440,007           1,692,855          3,217,376           3,585,618
         22 OTHER                                                    -               433,413            454,167             386,622
                                                           -------------       -------------      -------------       -------------
         23   TOTAL POST PETITION LIABILTIES                   3,432,559           2,338,629          3,956,248           4,306,672
                                                           -------------       -------------      -------------       -------------
            PREPETITION LIABILITIES
         24 SECURED DEBT                                         133,261              88,546             79,868              71,070
            TAXES PAYABLE                                        313,353             246,529            246,603             283,426
         25 PRIORITY DEBT                                            -                   -                  -                   -
         26 UNSECURED DEBT                                     3,470,818           3,444,462          3,444,462           3,444,462
         27 OTHER                                                945,206             388,590            388,590             388,590
                                                           -------------       -------------      -------------       -------------
         28   TOTAL PREPETITION LIABILTIES                     4,862,638           4,168,127          4,159,523           4,187,548
                                                           -------------       -------------      -------------       -------------
         29   TOTAL LIABILITIES                                8,295,197           6,506,756          8,115,771           8,494,220
                                                           -------------       -------------      -------------       -------------
            EQUITY
         30 PREPETITION OWNER'S EQUITY                         7,900,980           7,900,980          7,900,980           7,900,980
         31 POSTPETITION CUMULATIVE PROFIT (LOSS)                    -             1,131,196          1,041,595             892,561
            FOREIGN EXCHANGE RATE TRANSLATION ADJUSTMENT                              30,648           (155,783)           (260,863)
         32 DIRECT CHARGES TO EQUITY                                 -                   -                  -                   -
                                                           -------------       -------------      -------------       -------------
         33   TOTAL EQUITY                                    7,900,980           9,062,824          8,786,792            8,532,678
                                                           -------------       -------------      -------------       -------------
         34   TOTAL LIABILITIES & OWNERS EQUITY            $ 16,196,177        $ 15,569,580       $ 16,902,563        $  17,026,898
                                                           =============       =============      =============       =============

                                                                                        -                  -                    -

NAME: INFORMATION MANAGEMENT ASSOCIATES, INC.
      CASE NUMBER :00-33268


      SCHEDULES FOR COMPARATIVE BALANCE SHEET

                                                    Schedule
                                                     Amount              Month                Month                Month
                                                 July 24, 2000     December 31, 2000     January 31, 2001    February 28, 2001
                                                 -------------     -----------------     ----------------    -----------------

#8    OTHER ASSETS
      ------------
      DUE FROM SUBSIDIARY-FRANCE                $       (340,671)  $          (227,379)  $         (222,642) $         (222,642)
      DUE FROM SUBSIDIARY-AUSTRALIA                      374,203               389,714              387,045             421,121
      DUE FROM SUBSIDIARY-UNITED KINGDOM               9,249,494             9,203,541            9,018,137           8,909,237
      DUE FROM SUBSIDIARY-GERMANY                        362,407               379,470              418,105             418,105
                                                --------------------------------------------------------------------------------
                                                $      9,645,433   $         9,745,346   $        9,600,645  $        9,525,821
                                                ================================================================================

#14   OTHER ASSETS-NET OF AMORTIZATION
      --------------------------------
      GOODWILL                                  $        168,322   $           155,093   $          152,449  $          149,802
      PURCHASED RESEARCH & DEVELOPMENT                   308,937               115,852               77,234              38,621
      DEPOSITS                                            81,576               143,286              157,456             169,456
      INVESTMENT IN IMA, UK LTD.                         233,000               233,000              233,000             233,000
      INVESTMENT IN MITSUCON TECNOLOGIA SA             1,729,063             1,729,063            1,729,063           1,729,063
                                                --------------------------------------------------------------------------------
                                                $      2,520,898   $         2,376,294   $        2,349,202  $        2,319,942
                                                ================================================================================

#15   OTHER-ASSETS
      ------------
      NOTE RECEIVABLE-MITSUCON TECHNOLOGIA SA   $        182,666   $           121,033   $           85,934  $           70,678
                                                ================================================================================

#18   POST PETITION TAXES PAYABLE
      ---------------------------
      STATE SALES TAXES PAYABLE                           (7,448)               23,496               44,830              64,278
                                                --------------------------------------------------------------------------------
                                                $         (7,448)  $            23,496   $           44,830  $           64,278
                                                ================================================================================

      PREPETITION TAXES PAYABLE
      -------------------------
      GENERAL INCOME TAX RESERVE                $        167,188   $           104,889   $          104,889  $          141,722
      GENERAL SALES TAX RESERVE                          146,165               141,640              141,714             141,704
                                                --------------------------------------------------------------------------------
                                                $        313,353   $           246,529   $          246,603  $          283,426
                                                ================================================================================

#22   POST PETITION - OTHER LIABILITIES
      ---------------------------------
      ACCRUED COMPENSATION                      $        383,853   $           365,562   $          355,718  $          304,985
      ACCRUED EXPENSES                                   172,748                67,851               98,449              81,637
                                                --------------------------------------------------------------------------------
                                                $        556,601   $           433,413   $          454,167  $          386,622
                                                ================================================================================

#27   PRE PETITION - OTHER LIABILITIES
      --------------------------------
      ACCRUED RENT                                       251,590               251,590              251,590             251,590
      ACCRUED INTEREST                                   137,015               137,000              137,000             137,000
                                               --------------------------------------------------------------------------------
                                               $        388,605   $           388,590   $          388,590  $          388,590
                                               ================================================================================


NAME : INFORMATION MANAGEMENT ASSOCIATES, INC.
       CASE NUMBER :00-33268


       INCOME STATEMENT                                      7 Days Ending         Month              Month             Month
                                                             July 31, 2000   December 31, 2000  January 31, 2001  February 28, 2001
                                                             -------------   -----------------  ----------------  -----------------

     1 GROSS REVENUES                                        $     265,729   $       1,216,364  $        750,664  $         629,907
       ROYALTY REVENUE FROM FOREIGN SUBSIDIARIES                                        49,768             6,890                -
     2 LESS: RETURNS AND ALLOWANCES                                    -                   -                 -                  -
                                                             -------------   -----------------  ----------------  -----------------
     3   NET REVENUE                                               265,729           1,266,132           757,554            629,907
                                                             -------------   -----------------  ----------------  -----------------
       COST OF GOODS SOLD:
     4 MATERIAL                                                        -                   -                 -                  -
     5 DIRECT LABOR                                                    -                   -                 -                  -
     6 DIRECT OVERHEAD- 3RD PARTY COSTS                              4,760              11,132             9,536                -
                                                             -------------   -----------------  ----------------  -----------------
     7 TOTAL COST OF GOODS SOLD                                      4,760              11,132             9,536                -
                                                             -------------   -----------------  ----------------  -----------------
     8 GROSS PROFIT                                                260,969           1,255,000           748,018            629,907
                                                             -------------   -----------------  ----------------  -----------------
       OPERATING EXPENSES:
     9 OFFICER/INSIDER COMPENSATION                                    -               169,011           149,648            165,141
    10 SELLING AND MARKETING                                        44,058              60,691            56,274             21,090
    11 GENERAL AND ADMINISTRATIVE                                   37,251             498,147           493,616            454,946
    12 RENT AND LEASE                                                  -                   -                 -                  -
    13 OTHER                                                           -                   -                 -                  -
                                                             -------------   -----------------  ----------------  -----------------
    14 TOTAL OPERATING EXPENSE                                      81,309             727,849           699,538            641,177
                                                             -------------   -----------------  ----------------  -----------------
    15 INCOME (LOSS) BEFORE NON-OPERATING INCOME AND EXPENSE       179,660             527,151            48,480            (11,270)
                                                             -------------   -----------------  ----------------  -----------------
       OTHER INCOME AND (EXPENSE):
    16 NON OPERATING INCOME - INTEREST/OTHER                           -                 2,625             5,068              8,745
    17 NON OPERATING EXPENSE                                           -                   -                 -                  -
    18 INTEREST EXPENSE                                                -                (2,089)           (1,379)            (1,260)
    19 DEPRECIATION EXPENSE                                            -               (56,028)          (54,415)           (52,859)
    20 AMORTIZATION                                                    -               (54,800)          (53,816)           (53,322)
    21 OTHER                                                           -                   -                 -                  -
                                                             -------------   -----------------  ----------------  -----------------
    22 NET OTHER INCOME AND (EXPENSE)                              179,660            (110,292)         (104,542)           (98,696)
       REORGANIZATION EXPENSE:
    23 PROFESSIONAL FEES                                               -                26,844             5,000              8,633
    24 US TRUSTEE FEES                                                 -                   -               7,500                -
    25 OTHER                                                           -                   -                 -                  -
                                                             -------------   -----------------  ----------------  -----------------
    26 TOTAL REORGANIZATION EXPENSE                                    -                26,844            12,500              8,633
                                                             -------------   -----------------  ----------------  -----------------
    27 INCOME TAX                                                      -                   -                 -                  -
                                                             -------------   -----------------  ----------------  -----------------
    28 INTERNATIONAL WITHHOLDING TAX                                                   29,602             21,039             30,435
                                                                             -----------------  ----------------  -----------------
    29 NET PROFIT                                            $     179,660   $        360,413   $        (89,601) $        (149,034)
                                                             =============   =================  ================  =================

NAME :   INFORMATION MANAGEMENT ASSOCIATES, INC.
         CASE NUMBER :00-33268


         CASH RECEIPTS AND DISBURSEMENTS                   Month              Month             Month
                                                     December 31, 2000  January 31, 2001  February 28, 2001
                                                     -----------------  ----------------  -----------------

       1 CASH-BEGINNING OF MONTH                     $         536,557  $        627,085  $       2,561,590
                                                     -----------------  ----------------  -----------------
         RECEIPTS FROM OPERATIONS
       2 CASH SALES                                                -                 -                  -
         COLLECTION OF ACCOUNTS RECEIVABLE
       3 PREPETITION                                               -                 -                  -
       4 POST PETITION                                       1,038,643         2,742,369          1,194,154
                                                     -----------------  ----------------  -----------------
       5 TOTAL OPERATING RECEIPTS                            1,038,643         2,742,369          1,194,154
                                                     -----------------  ----------------  -----------------
         NON-OPERATING RECEIPTS
       6 LOANS AND ADVANCES
       7 SALE OF ASSETS                                            -                 -                  -
       8 OTHER                                                   1,625             6,547              9,259
                                                     -----------------  ----------------  -----------------
       9 TOTAL NON OPERATING RECEIPTS                            1,625             6,547              9,259
                                                     -----------------  ----------------  -----------------
      10 TOTAL RECEIPTS                                      1,040,268         2,748,916          1,203,413
                                                     -----------------  ----------------  -----------------
      11 TOTAL CASH AVAILABLE                                1,576,825         3,376,001          3,765,003
                                                     -----------------  ----------------  -----------------
         OPERATING DISBURSEMENTS
      12 NET PAYROLL                                           347,334           292,120            306,143
      13 PAYROLL TAXES PAID                                    158,175           184,619            193,397
      14 SALES, USE & OTHER TAXES PAID                          29,246            44,381             10,069
      15 SECURED/RENTAL/LEASES                                  57,158            68,832             41,476
      16 UTILITIES                                              89,992            22,186             29,888
      17 INSURANCE                                              61,810            55,268             67,625
      18 INVENTORY PURCHASES                                       -                 -                  -
      19 VEHICLE EXPENSES                                          -                 -                  -
      20 TRAVEL                                                 61,440            30,153             65,968
      21 ENTERTAINMENT                                             -                 -                  -
      22 REPAIRS AND MAINTENANCE                                 6,286             1,244              3,924
      23 SUPPLIES                                                  -                 -                  -
      24 ADVERTISING                                               -                 -                  -
      25 OTHER                                                 129,263           108,108             33,223
                                                     -----------------  ----------------  -----------------
      26 TOTAL OPERATING DISBURSEMENTS                         940,704           806,911            751,713
                                                     -----------------  ----------------  -----------------
         TOTAL REORGANIZATION EXPENSE
      27 PROFESSIONAL FEES                                       9,036               -                  -
      28 US TRUSTEE FEES                                           -               7,500                -
      29 OTHER                                                     -                 -                  -
                                                                   -                 -                  -
      30 TOTAL REORGANIZATION EXPENSE                            9,036             7,500                -
                                                     -----------------  ----------------  -----------------
      31 TOTAL DISBURSEMENTS                                   949,740           814,411            751,713
                                                     -----------------  ----------------  -----------------
      32 NET CASH FLOW                                          90,528         1,934,505            451,699
                                                     -----------------  ----------------  -----------------
      33 CASH - END OF MONTH                         $         627,085  $      2,561,590  $       3,013,290
                                                     =================  ================  =================

NAME :    INFORMATION MANAGEMENT ASSOCIATES, INC.
          CASE NUMBER :00-33268


          ACCOUNTS RECEIVABLE AGING:                           Month              Month              Month
                                                          December 31, 2000   January 31, 2001   February 28, 2001
                                            -----------------------------------------------------------------------------------

      1 0-30 DAYS                                          $    572,606       $     97,326      $     280,887
      2 31-60 DAYS                                              185,838            171,368             28,343
      3 61-90 DAYS                                              324,859            128,475            104,538
      4 91+ DAYS                                                459,397            611,085            553,547
                                                           ------------       ------------      -------------
      5 TOTAL ACCOUNTS RECEIVABLE                             1,542,700          1,008,254            967,315
        OTHER ACCOUNTS RECEIVABLE                               857,557            174,546             98,833
      6 AMOUNT CONSIDERED UNCOLLECTIBLE                      (1,102,723)          (233,725)          (224,679)
                                                           ------------       ------------      -------------
      7 ACCOUNTS RECEIVABLE(NET)                           $  1,297,534       $    949,075      $     841,469
                                                           ============       ============      =============


          AGING OF POST PETITION TAXES AND PAYABLES:

          TAXES PAYABLE:                       0-30 DAYS    31-60 DAYS         61-90 DAYS         91+ DAYS            TOTAL
                                               ---------    ----------         ----------         --------            -----
      1 FEDERAL                               $       -    $        -         $        -        $         -        $        -
      2 STATE                                         -             -                  -                  -                 -
      3 LOCAL                                         -             -                  -                  -                 -
      4 OTHER                                         -             -                  -                  -                 -
                                              -----------  ------------       ------------      -------------      ------------
      5 TOTAL TAXES PAYABLE                   $       -    $        -         $        -        $         -        $        -
                                              ===========  ============       ============      =============      ============

                                                                                                                      TOTAL
                                                                                                                      -----

      6 ACCOUNTS PAYABLE:                     $   194,762  $     23,094       $     12,391      $      39,907      $    270,154
                                              ===========  ============       ============      =============      ============

          STATUS OF POSTPETITION TAXES:

                                                            BEGIN TAX         AMOUNT                               ENDING TAX
          FEDERAL                                           LIABILITY     W/H OR ACCRUED       AMOUNT PAID         LIABILITY
          -------                                       -----------------------------------------------------------------------
      1 WITHHOLDING                                        $        -         $     92,675      $      92,675      $        -
      2 FICA EMPLOYEE                                               -               36,951             36,951               -
      3 FICA EMPLOYER                                               -               36,951             36,951               -
      4 UNEMPLOYMENT                                                -                  603                603               -
      5 INCOME                                                      -                  -                  -                 -
      6 OTHER                                                       -                  -                  -                 -
                                                           ------------       ------------      -------------      ------------
      7 TOTAL FEDERAL TAXES                                         -              167,180            167,180               -
                                                           ------------       ------------      -------------      ------------
        STATE AND LOCAL
        ---------------
      8 WITHHOLDING                                                 -               21,073             21,073               -
      9 SALES                                                    44,830             29,517             10,069            64,278
     10 EXCISE                                                      -                  -                  -                 -
     11 UNEMPLOYMENT                                                -                3,641              3,641               -
     12 REAL PROPERTY                                               -                  -                  -                 -
     13 PERSONAL  PROPERTY                                          -                  -                  -                 -
     14 OTHER                                                       -                1,503              1,503               -
                                                           ------------       ------------      -------------      ------------
     15 TOTAL STATE AND LOCAL                                    44,830             55,734             36,286            64,278
                                                           ------------       ------------      -------------      ------------
     16 TOTAL TAXES                                        $     44,830       $    222,914      $     203,466      $     64,278
                                                           ============       ============      =============      ============

NAME :    INFORMATION MANAGEMENT ASSOCIATES, INC.
          CASE NUMBER :00 -33268


          BANK RECONCILIATIONS:                      MONTH:       February -01

                                                  ACCOUNT #1     ACCOUNT #2       ACCOUNT #3    ACCOUNT #4     ACCOUNT #5
                                                  ----------     ----------       ----------    ----------     ----------

A         BANK                                   PEOPLES BANK   PEOPLES BANK     PEOPLES BANK  PEOPLES BANK   PEOPLES BANK
B         ACCOUNT NUMBER:                        048-7035708    064-7002287      048-7040507   064-7002279    048-7040515
                                                                                 IMA DIP
C         PURPOSE(TYPE)                          IMA CUSTODIAL  IMA OPERATING    OPERATING     IMA PAYROLL    IMA DIP PAYROLL
                                                 ACCOUNT        ACCOUNT # 1      ACCOUNT #2    ACCOUNT #1     ACCOUNT #2
-------------------------------------------------------------------------------------------------------------------------------
        1 BALANCE PER BANK STATEMENT             $        -     $      58,884    $  2,800,911  $        -     $           -
        2 ADD:TOTAL DEPOSITS NOT CREDITED                 -               -               -             -                 -
        3 SUBTRACT: OUTSTANDING CHECKS                    -            (1,262)       (34,426)       (11,398)           (8,764)
        4 OTHER RECONCILING ITEMS                         -               -              -              -                 -
                                                                -------------    ------------  ------------   ---------------
        5 MONTH END BALANCE PER BOOKS            $        -     $      57,622    $  2,766,485  $    (11,398)  $        (8,764)
                                                                =============    ============  ============   ===============
           DIFFERENCE                                     -               -               -             -                 -
        6 NUMBER OF LAST WRITTEN CHECK                             032661          033894        035702          035845




                                                  ACCOUNT #6     ACCOUNT #7
                                                  ----------     ----------

A         BANK                                   PEOPLES BANK   ALEX BROWN
B         ACCOUNT NUMBER:                        048-7040523    24836526 *

C         PURPOSE(TYPE)                          IMA DIP TAX    IMA RESTRICTED
                                                 ACCOUNT        ACCOUNT

        1 BALANCE PER BANK STATEMENT             $      2,344   $      207,001
        2 ADD:TOTAL DEPOSITS NOT CREDITED                 -                -
        3 SUBTRACT: OUTSTANDING CHECKS                    -                -
        4 OTHER RECONCILING ITEMS                         -                -
                                                 ------------   --------------
        5 MONTH END BALANCE PER BOOKS            $      2,344   $      207,001
                                                 ============   ==============
           DIFFERENCE                                     -                -
        6 NUMBER OF LAST WRITTEN CHECK              1022            N/A




          INVESTMENT ACCOUNTS:
          BANK ACCOUNT NAME & NUMBER               DATE OF        TYPE OF         PURCHASE      CURRENT
                                                   PURCHASE      INVESTMENT         PRICE        VALUE
                                                 ----------------------------------------------------------
        7                  None                                                  $        -    $        -
        8                  None                                                           -             -
        9                  None                                                           -             -
       10                  None                                                           -             -
                                                                                 ------------  ------------
                                                                                 $        -    $        -
       11 TOTAL INVESTMENT                                                       ============  ============





          CASH:

       12 CURRENCY ON HAND                            None
       13 TOTAL CASH  - END OF MONTH             $   3,013,290
                                                 =============


NAME: INFORMATION MANAGEMENT ASSOCIATES, INC.
      CASE NUMBER :00-33268


      PAYMENTS TO INSIDERS AND PROFESSIONALS:      MONTH          February-01

                                                              INSIDERS
      ------------------------------------------------------------------------------------------------------------------------------
                                                                                             COMPENSATION
                                                                      --------------------------------------------------------------

                                                                                                           ADVISORY
      NAME                                        TRAVEL REIMBURSEMENTS         PAYROLL     COMMISSIONS      FEES      EXECUTORY
                                                ------------------------------------------------------------------------------------
    1 PAUL SCHMIDT                                  $            -    $             -    $          -    $        -    $       -
    2 TOM HILL                                                   -                  -               -             -            -
    3 DAVID CALLARD                                              -                  -               -             -            -
    4 DON MILLER                                                 -                  -               -           5,000          -
    5 PAUL FREDERICK                                           1,171             26,979             -             -         12,500
    6 MIKE MCGROARTY                                             286             25,834             -             -            -
    7 SHELDON PAUL                                               124             17,812             -             -            -
    8 KEN BOIN                                                   114             15,208             -             -            -
    9 ROGER BEARD                                              2,491             10,833             -             -            -
   10 ROB CHASE                                                5,500             19,000             -             -            -
   11 MARIO FERREIRA                                           1,289             12,500           8,500           -            -
   12 JIM ANDERSON                                               -                  -               -             -            -
                                                    ------------------------------------------------------------------------------
   13 TOTAL PAYMENT TO INSIDERS                     $         10,975  $         128,166  $        8,500  $      5,000  $    12,500
                                                    ================  =================  ==============  ============  ===========



                                                                           TOTAL PAID
                                                         TOTAL PAID            TO
                                                         THIS MONTH           DATE
                                                    ------------------------------------
    1 PAUL SCHMIDT                                  $            -    $           2,500
    2 TOM HILL                                                   -    $           1,000
    3 DAVID CALLARD                                              -    $           1,500
    4 DON MILLER                                               5,000  $          58,000
    5 PAUL FREDERICK                                          40,650  $         231,157
    6 MIKE MCGROARTY                                          26,120  $         201,982
    7 SHELDON PAUL                                            17,936  $         124,744
    8 KEN BOIN                                                15,322  $          90,314
    9 ROGER BEARD                                             13,324  $          86,651
   10 ROB CHASE                                               24,500  $         149,258
   11 MARIO FERREIRA                                          22,289  $         116,650
   12 JIM ANDERSON                                               -    $          65,166
                                                    ----------------
   13 TOTAL PAYMENT TO INSIDERS                     $        165,141  $       1,128,922
                                                    ================  =================



                                                            PROFESSIONALS
    --------------------------------------------------------------------------------------------------------------------------------
                                                     DATE OF COURT                                                        TOTAL
      NAME                                            AUTHORIZING                                        TOTAL PAID TO  INCURRED &
                                                        PAYMENT        AMOUNT APPROVED     AMOUNT PAID       DATE         UNPAID
    1 DelConte, Hyde, Annello & Schuch                10/13/2000      $           7,500  $        3,750  $      7,500  $       -
    2 Paul, Hastings, Janofsky & Walker LLP           03/14/2001                 26,550             -             -         36,189
    3 Reid & Riege, P.C.                              12/13/2000                  9,036             -           9,036          -
    4 Zeisler & Zeisler, P.C.                         12/06/2000                 36,439             -             -         36,439
    5                                                                               -               -             -            -
                                                                                         --------------  ------------  -----------
    6 TOTAL PAYMENT TO PROFESSIONALS                                                     $        3,750  $     16,536  $    72,628
                                                                                         ==============  ============  ===========




                        POSTPETITION STATUS OF SECURED NOTES,LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
    --------------------------------------------------------------------------------------------------------------------------------
                                                        SCHEDULED
      NAME OF CREDITOR                               MONTHLY PAYMENT     AMOUNTS PAID     TOTAL UNPAID
                                                           DUE         DURING THE MONTH   POSTPETITION
    1 IRVINE INDUSTRIAL COMPANY (ASSIGNED TO T-TECH LABS, INC)        $             -    $          -
    2 CROWN POINTE LLC                                                              -               -
    3 EOP OPERATING L.P.(ASSIGNED TO SABA SYSTEMS)                                  -               -
    4 FINOVA LOAN ADMINISTRATION                        $1,295                    1,295             -
    5 CONNVIEW                                          $12,036                  12,036             -
    6 BSB LEASING (FORMERLY AMERILEASE)                 $4,037                    4,037             -
    7 INTEL FINANCIAL SERVICES                          $4,726                    4,726             -
    8 IOS CAPITAL                                       $1,647                    1,647             -
    9 LUCENT TECHNOLOGIES                               $16,372                  16,372             -
   10 VIDEO & SOUND SERVICES(ASSIGNED TO SABA SYSTEMS)                                              -
   11 IBM CORPORATION                                   $1,363                    1,363             -
   12 T-TECH HOLDING CO.                                $11,967                     -            11,967
                                                                      ---------------------------------
      TOTAL                                                           $          41,476  $       11,967
                                                                      =================  ==============



------------------------------------------------------------------------------------------------------------------------------------
CASE NAME:           INFORMATION MANAGEMENT ASSOCIATES,  INC.               CASE NUMBER:    00-33268           ACCRUAL BASIS
------------------------------------------------------------------------------------------------------------------------------------

---------------------
   QUESTIONNAIRE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              YES         NO
------------------------------------------------------------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                  X
------------------------------------------------------------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSESSION ACCOUNT?                               X
------------------------------------------------------------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNT, NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                  X
------------------------------------------------------------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIBILITIES THIS REPORTING PERIOD?                                           X
------------------------------------------------------------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                                X
------------------------------------------------------------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                           X
------------------------------------------------------------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                           X
------------------------------------------------------------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                       X
------------------------------------------------------------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                             X
------------------------------------------------------------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                             X
------------------------------------------------------------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                                      X
------------------------------------------------------------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                                        X
------------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE  QUESTIONS IS "YES"  PROVIDE A DETAILED  EXPLANATION  OF EACH ITEM.  ATTACH  ADDITIONAL  SHEETS IF
NECESSARY.


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

---------------------
INSURANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              YES         NO
------------------------------------------------------------------------------------------------------------------------------------
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?             X
------------------------------------------------------------------------------------------------------------------------------------
2. ARE ALL PREMIUM PAYMENTS PAID IN EFFECT?                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
3. PLEASE ITEMIZE BELOW.
------------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE  QUESTIONS  IS "NO" OR IF ANY POLICIES  HAVE BEEN  CANCELED OR NOT RENEWED  DURING THIS  REPORTING
PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

                                                        INSTALLMENT PAYMENTS

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                             PAYMENT AMOUNT
       TYPE OF POLICY                        CARRIER                   PERIOD COVERED                         & FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------